Virtus Ceredex Small-Cap Value Equity Fund,

a series of Virtus Asset Trust

Supplement dated December 14, 2018 to the Summary Prospectus,

Statutory Prospectus and Statement of Additional Information dated July 23, 2018, as supplemented

Important Notice to Investors

Effective January 25, 2019, Virtus Ceredex Small-Cap Value Equity Fund (the “Fund”) will be available for purchase by new investors and for exchange from other Virtus Funds by existing investors. Accordingly, effective on said date, the IMPORTANT NOTE under “Purchase and Sale of Fund Shares” in the Fund’s summary prospectus and the summary section of the statutory prospectus, and the subsection “Important Information about Virtus Ceredex Small-Cap Value Equity” under the heading “How to Buy Shares” in the Fund’s Prospectus and Statement of Additional Information, will be removed.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VAT 8622/OpenCeredexSCVE (12/2018)